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                                                                  EXHIBIT 10.34
                             PORTOLA PACKAGING, INC.

                             2002 STOCK OPTION PLAN

                    ADOPTED BY THE BOARD ON DECEMBER 15, 2001
                APPROVED BY THE STOCKHOLDERS ON JANUARY 30, 2002


         1. PURPOSE AND TYPES OF OPTIONS. This 2002 Stock Option Plan (the "PLAN") is intended to increase the incentives of, and encourage stock ownership by, employees, officers, directors, consultants and other independent contractors and service providers (including members of the Company's Board of Directors who are not employees of the Company) providing services to PORTOLA PACKAGING, INC., a Delaware corporation (the "COMPANY"), or to corporations which are or become parent corporations or subsidiary corporations of the Company. As used in this Plan, the terms "PARENT CORPORATION" and "SUBSIDIARY CORPORATION" shall have the meanings set forth in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended ("INTERNAL REVENUE CODE"). The Plan is intended to provide such employees, officers, directors, consultants and other independent contractors and service providers with a proprietary interest (or to increase their proprietary interest) in the Company, and to encourage them to continue their employment or engagement by the Company or any Parent corporation or Subsidiary corporation of the Company. Options granted pursuant to the Plan, at the discretion of the Company's Board of Directors (the "BOARD"), may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code, or options that do not so qualify as incentive stock options and which are referenced herein as non-statutory stock options. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 of the Securities Act of 1933, as amended (the "SECURITIES ACT").

         2. STOCK. The capital stock subject to the Plan shall be shares of the Company's authorized but unissued Class B Common Stock, Series 1 ("COMMON STOCK"). Subject to adjustments pursuant to Section 8 hereof, the maximum aggregate number of shares of Common Stock which may be issued under the Plan is Five Million (5,000,000), or such lesser number of shares of Common Stock as are permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. In the event that any outstanding option under the Plan shall expire by its terms or is otherwise terminated for any reason (or if shares of Common Stock of the Company which are issued upon exercise of an option granted hereunder are subsequently reacquired by the Company pursuant to contractual rights of the Company under the particular stock option agreement), the shares of the Common Stock allocated to the unexercised portion of such option (or the shares so reacquired by the Company pursuant to the terms of the stock option agreement) shall again become available to be made subject to options granted under the Plan. Notwithstanding any other provision of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan at any given time, plus the aggregate number of shares which have been issued upon exercise of all options granted under this Plan

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Portola Packaging, Inc.
2002 Stock Option Plan
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and which remain outstanding, shall never be permitted to exceed the maximum number of shares specified above in this Section 2 (subject to adjustments under Section 8).

         3. ADMINISTRATION. The Plan shall be administered by the Board. The interpretation and construction by the Board of any provision of this Plan, or of any option granted pursuant hereto, shall be final, binding and conclusive. No member of the Board shall be liable to the Company or to any Subsidiary or Parent corporation, or to the holder of any option granted hereunder, for any action, inaction, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. Notwithstanding the foregoing, the Board shall have the authority to delegate some or all of its duties to administer this Plan and to exercise its powers hereunder to a committee ("COMMITTEE") appointed by the Board. For purposes of this Plan, all references herein to "Board" shall be deemed to also refer to any such Committee. Any Committee charged with administration of the Plan shall have all the powers and protections provided to the Board under this Plan until the Board shall revoke or restrict such powers or protections. More specifically, the Board, subject to compliance with the remaining provisions of this Plan, shall have the following powers and authority (which listing is provided by way of example and is not intended to be comprehensive or limiting to the extent of powers not included):

                  3.1 SELECTION OF OPTIONEES. To determine the persons providing services to the Company to whom, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

                  3.2 NUMBER OF OPTION SHARES. To determine the number of shares of Common Stock to be subject to options granted to each such person;

                  3.3 EXERCISE PRICE. To determine the price to be paid for the shares of Common Stock upon the exercise of each option;

                  3.4 TERM AND EXERCISE SCHEDULE. To determine the term, vesting and exercise schedule of each option;

                  3.5 OTHER TERMS OF OPTIONS. To determine the terms and conditions of each stock option agreement which need not be identical) entered into between the Company and any person to whom the Board determines to grant an option;

                  3.6 INTERPRETATION OF PLAN. To interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan;

                  3.7 AMENDMENT OF OPTIONS. With the consent of the holder thereof, to modify or amend any option granted under the Plan; and

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2002 Stock Option Plan
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                  3.8 GENERAL AUTHORITY. To take such actions and make such
determinations deemed necessary or advisable by the Board for the administration of the Plan, subject to complying with the Plan and with applicable legal requirements.

         4. ELIGIBILITY AND AWARD OF OPTIONS.

                  4.1 AUTHORITY TO GRANT AND ELIGIBILITY. The Board shall have full and final authority, in its discretion and at any time and from time to time during the term of this Plan, to grant or authorize the granting of options to such employees, officers and directors of, and consultants and other independent contractors and service providers retained by, the Company or its Parent or Subsidiary corporations as it may select, and to determine the number of shares of Common Stock to be subject to each option. Any individual who is eligible to receive a stock option under this Plan shall be eligible to hold more than one option at any given time, in the discretion of the Board. The Board shall have full and final authority in its discretion to determine, in the case of employees (including employees that are officers or directors), whether such options shall be incentive stock options or non-statutory stock options; however, no incentive stock option may be granted to any person who is not a bona fide employee of the Company or of a Parent or Subsidiary corporation of the Company. Persons selected by the Board who are prospective employees of, or consultants or other independent contractors or service providers to be retained by, the Company or its Parent or Subsidiary corporations, including members of the Board, shall be eligible to receive non-statutory stock options; provided, however, that in the case of such prospective employment or other engagement, the exercisability of such options shall be subject in each case to such person in fact becoming an employee or consultant or other independent contractor or service provider, as applicable, of the Company or its Parent or Subsidiary corporations.

                  4.2 CERTAIN RESTRICTIONS APPLICABLE TO STOCK OPTIONS. No stock option shall be granted to any person who, at the time such incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any Parent corporation or Subsidiary corporation of the Company (a "TEN PERCENT HOLDER"), unless the exercise price (as provided in Section 5.1 hereof) is not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date an incentive stock option is granted and one hundred percent (100%) of the fair market value of the Common Stock on the date any other option is granted and the period within which the incentive stock option may be exercised (as provided in Section 5.2 hereof) does not exceed five
(5) years from the date the incentive stock option is granted. In determining stock ownership for purposes of this Section 4.2, the provisions of Section 422(b)(6) of the Internal Revenue Code shall control. An employee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries, as applicable. Additionally, for purposes of this Section 4.2, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the employee. Outstanding capital stock

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2002 Stock Option Plan
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shall not include capital stock authorized for issue under outstanding options held by the employee or by any other person. Additionally, the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one calendar year (under this Plan and under all other incentive stock option plans of the Company and of any Parent or Subsidiary corporation) shall not exceed One Hundred Thousand Dollars ($100,000). If the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the options for the first One Hundred Thousand Dollars ($100,000) worth of shares of Common Stock to become exercisable in such calendar year shall be incentive stock options and the options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be non-statutory stock options. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the fair market value of shares of Common Stock permitted to be subject to incentive stock options, such different limit shall be automatically incorporated herein and shall apply to options granted after the effective date of such amendment.

                  4.3 DATE OF GRANT. The date on which an option shall be granted shall be stated in each option agreement and shall be the date of the Board's authorization of such grant or such later date as may be set by the Board at the time such grant is authorized.

         5. TERMS AND PROVISIONS OF OPTION AGREEMENTS. Each option granted under the Plan shall be evidenced by a stock option agreement between the person to whom the option is granted and the Company. Each such agreement shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent herewith as the Board may deem appropriate in each case:

                  5.1 EXERCISE PRICE. The price to be paid for each share of Common Stock upon the exercise of an option shall be determined by the Board at the time the option is granted; provided however that (i) no non-statutory stock option shall have an exercise price less than eighty-five percent (85%) of the fair market value of the Common Stock on the date the option is granted; (ii) no incentive stock option shall have an exercise price less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted; and (iii) all options granted to a ten percent (10%) stockholder shall have the exercise price as provided in Section 4.2 hereof. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be determined as follows:

                          5.1.1 If such Common Stock is then quoted on the
Nasdaq National Market System, its last reported sale price on the Nasdaq National Market System on the trading day next preceding that date or, if no such reported sale takes place on the trading day next preceding such date, the average of its closing bid and asked prices on the Nasdaq National Market System on the trading day next preceding such date;

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2002 Stock Option Plan
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                          5.1.2 If such Common Stock is publicly traded and is
then listed on a national securities exchange, its last reported sale price on the national securities exchange on which the Common Stock is then listed on the trading day next preceding that date or, if no such reported sale takes place on the trading day next preceding such date, the average of its closing bid and asked prices on the national securities exchange on which the Common Stock is then listed on the trading day next preceding such date; or

                          5.1.3 If none of the foregoing is applicable, by the
Board in good faith, with such determination being based upon past arms'-length sales by the Company of its equity securities and other factors considered relevant in determining the Company's fair value.

         Notwithstanding anything to the contrary in this Section 5.1, any option agreement may provide for alternative means of valuation for the purpose of repurchase at fair market value of shares acquired.

         5.2 TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but no exercise period shall exceed ten (10) years from the date the option is granted (or five (5) years in the case of any stock option granted to a ten percent (10%) stockholder as described in Section 4.2 hereof).

         5.3 EXERCISABILITY. Stock options granted under this Plan shall be exercisable at such future time or times (or may be fully exercisable upon grant), whether or not in installments, as shall be determined by the Board and provided in the form of stock option agreement, subject, however, to the requirement that all options granted under this Plan to a person who is not an officer, director or consultant shall provide a right to exercise that accrues at a rate of at least twenty percent (20%) of the number of shares subject to the option for each year after the date of grant (i.e., at a rate so as to become fully exercisable at the end of five (5) years). Likewise, to the extent that options are immediately exercisable and shares purchased thereunder have vesting schedules such that the Company is entitled to repurchase at original exercise price a portion of the shares so acquired, all such option agreements to a person who is not an officer, director or consultant of the Company or a Parent or Subsidiary corporation of the Company (unless otherwise provided in the option agreement) shall provide for the lapsing of such purchase rights at a rate of at least twenty percent (20%) of the number of shares subject to the option for each year after the date of grant. Any such repurchase from a person who is not an officer, director or consultant must be exercised for cash or cancellation of purchase money indebtedness within ninety (90) days of termination of service (or in the case of securities issued upon exercise after the date of termination, within ninety (90) days after the date of exercise.) Notwithstanding any other provisions of this Plan, no option may be exercised after the expiration of ten (10) years from the date of grant.

         5.4 METHOD OF PAYMENT FOR COMMON STOCK UPON EXERCISE. Except as otherwise provided in the applicable stock option agreement (subject to the limitations of this Plan), the

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2002 Stock Option Plan
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exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase (or by check acceptable to the Board). At the discretion of the Board, the stock option agreement may provide for (or the Board may permit) the exercise price to be paid by one or more of the following additional alternative methods: (i) the surrender of shares of the Company's Common Stock, in proper form for transfer, owned by the person exercising the option and having a fair market value on the date of exercise equal to the exercise price, provided that such shares (a) have been outstanding for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (b) were obtained by the optionee in the public market, (ii) to the extent permitted under the applicable provisions of applicable state law, the delivery by the person exercising the option of a full recourse promissory note executed by such person, bearing interest at a per annum rate which is not less than the "test rate" as set by the regulations promulgated under Sections 483 or 1274, as applicable, of the Internal Revenue Code and as in effect on the date of exercise, or (iii) any combination of cash, shares of Common Stock or promissory notes, so long as the sum of the cash so paid, plus the fair market value of the shares of Common Stock so surrendered and the principal amounts of the promissory notes so delivered, is equal to the aggregate exercise price. Without limiting the generality of the foregoing, the form of option agreement may provide (or the Board may permit) that the option be exercised through a "net issue" exercise procedure (cash-less exercise), whereby the optionee may elect to receive shares of the Company's Common Stock having an aggregate fair market value at the date of exercise equal to the net value of the portion of the option so exercised as of the exercise date. For purposes of the foregoing, the net value of any option (or portion thereof) as of such exercise date shall be equal to the aggregate fair market value of the shares subject to the option (or portion thereof being exercised) less the aggregate exercise price of the option (or portion thereof). In such event, the Company shall issue to the optionee a number of shares of the Company's Common Stock having a fair market value as of the date of exercise equal to the net value of the option (or portion thereof being exercised). No share of Common Stock shall be issued under any option until full payment therefor has been made in accordance with the terms of the stock option agreement (and in compliance with the Plan). Any promissory note accepted upon the exercise of an option from a person who is a consultant or other independent contractor or service provider retained by the Company or any Parent or Subsidiary corporation shall be adequately secured by collateral other than the shares of the Common Stock acquired upon such exercise. Notwithstanding the foregoing, an option may not be exercised by surrender to the Company of shares of the Company's Common Stock to the extent such surrender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's Common Stock. Additionally, if permitted by the form of stock option agreement, or at the Board's discretion, any such promissory note may permit the payment of principal and interest accruing thereunder by surrender of shares of the Company's Common Stock, in proper form for transfer, and having a fair market value on the date of payment and surrender equal to the dollar amount to be applied to principal and accrued interest thereunder. No promissory note shall be permitted if the exercise of an option using a promissory note will be in violation of any law.

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2002 Stock Option Plan
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         5.5 NON-ASSIGNABILITY. No stock option granted under the Plan shall be assignable or transferable by an optionee except by will or the laws of descent and distribution and shall be exercisable only by the optionee during his or her lifetime.

         5.6 TERMINATION OF EMPLOYMENT PROVISIONS APPLICABLE TO STOCK OPTIONS. Each stock option agreement shall comply with the following provisions relating to early termination of the option based upon termination of the optionee's service to the Company:

                  5.6.1 DEATH. If the optionee's service with the Company is terminated because of the death of the optionee, any stock option which such optionee holds may be exercised, to the extent it was exercisable at the date of death, within such period after the date of death as the Board shall prescribe in the stock option agreement (but not less than six (6) months nor more than twelve (12) months after death), by the optionee's representative or by the person entitled thereto under the optionee's will or the laws of intestacy. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period.

                  5.6.2 DISABILITY. If the optionee's employment with the Company is terminated because of the disability of the optionee, any stock option which the optionee holds may be exercised by the optionee or the optionee's estate within such period after the date of termination of employment resulting from such disability (but not less than six (6) months nor more than twelve (12) months after termination by reason of disability) as the Board shall prescribe in the stock option agreement, to the extent such option would otherwise be exercisable on the date of such termination. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period, unless the optionee dies prior thereto, in which event the optionee shall be treated as though his or her death occurred on the date of termination resulting from such disability and the provisions of
Section 5.6.1 hereof shall apply.

                  5.6.3 CAUSE. If the optionee's employment is terminated for "cause" as defined by the terms of the Plan, the option agreement, a contract of employment or other service contract, or applicable law, any option held by the optionee shall expire on the optionee's termination date or at such later time and on such conditions as determined by the Board, in its sole discretion. In the absence of any other provisions in the option agreement, the term "cause" shall be defined as the willful breach or habitual neglect of the duties which the optionee is required to perform under his or her employment or other service agreement with the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of the optionee's duties.

                  5.6.4 TRANSFER TO RELATED CORPORATION. In the event that an optionee leaves the service of the Company to enter the service of any Parent or Subsidiary corporation of the Company, or if the optionee leaves the service of any such Parent or Subsidiary corporation to enter the service of the Company or of another Parent or Subsidiary corporation, such optionee shall be deemed to continue in service of the Company for all purposes of this Plan, and any

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2002 Stock Option Plan
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reference to service with the Company shall also be deemed to refer to service with any Parent or Subsidiary of the Company.

                  5.6.5 RETIREMENT. If the optionee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the optionee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the optionee on the date of such termination unless the optionee dies prior thereto, in which event the optionee shall be treated as though the optionee had died on the date of retirement and the provisions of Section 5.6.1 hereof shall apply.

                  5.6.6 OTHER SEVERANCE. In the event an optionee of the Company leaves the services of the Company for any reason other than as set forth above in this Section 5.6, any stock option which such optionee holds must be exercised, to the extent it was exercisable at the date such employee left the services of the Company, not later than three (3) months after the date on which the employee's employment terminates (or such shorter period as may be prescribed in the option agreement, the minimum specified period being thirty
(30) days). The stock option shall terminate upon the expiration of such prescribed period.

                  5.6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the option shall remain exercisable until three (3) months after the date the optionee is notified by the Company that the option is exercisable, but in any event no later than the expiration of ten (10) years from the date of grant.

                  5.6.8 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in this Section 5.6 of shares acquired upon the exercise of the option would subject the optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the optionee would no longer be subject to such liability, (ii) the one hundred and ninetieth (190th) day after the optionee's termination of service, or (iii) the option expiration date.

         5.7 ALL OPTIONS SUBJECT TO TERMS OF THIS PLAN. In addition to the provisions contained in any option agreement granted under this Plan, each such stock option agreement shall provide that the same is subject to the terms and conditions of this Plan and each optionee shall be given a copy of this Plan. Further, any terms or conditions contained in any such stock option agreement granted hereunder which are inconsistent in any respect with the provisions of this Plan shall be disregarded and void, or shall be deemed amended to the extent necessary to comply with the provisions of this Plan and the intent of the Board.

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2002 Stock Option Plan
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         5.8 OTHER PROVISIONS. Option agreements under the Plan shall contain such other provisions, including, without limitation: (i) restrictions and conditions upon the exercise of the option, (ii) rights of first refusal in favor of the Company (or its assignees) applicable to shares of Common Stock acquired upon exercise of an option which are subsequently proposed to be transferred by the optionee, (iii) lock-up agreements (applicable in the event of the public offering of the Common Stock of the Company) restricting an optionee from any sales or other transfers of option stock for a designated period of time following the effective date of a registration statement under the Securities Act, (iv) other restrictions on the transferability or right to retain shares of the Common Stock received upon the exercise of the option including repurchase rights at original cost based on a vesting schedule, (v) any commitments to pay cash bonuses, make loans or transfer other property to an optionee upon exercise of any option, and (vi) restrictions required by federal and applicable state securities laws, all as the Board shall deem necessary or advisable; provided that no such additional provision shall be inconsistent with any other term or condition of this Plan or applicable state law and no such additional provision shall cause any incentive stock option granted pursuant to this Plan to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Without limiting the generality of the foregoing, the Board may provide in the form of stock option agreement that: (a) in lieu of an exercise schedule, the option may immediately be exercisable in full and provide a "vesting schedule" with respect to the stock so purchased, giving the Company (or its assignees) the right to repurchase the shares of Common Stock at cost (or some other specified amount) to the extent such shares have not become vested upon any termination of the optionee's employment or other engagement with the Company, which vesting may depend upon or be restated to the attainment of the time periods, or continued service to the Company pursuant to which the obligation to resell such shares to the Company shall lapse; (b) the optionee's service or employment with the Company shall not be deemed to have terminated merely because of a change in the capacity in which the optionee renders service provided there is no interruption or termination of the optionee's service; or
(c) an exercise or vesting schedule shall be accelerated upon the consummation of a "change in control" or similar event or any other event determined advisable by the Board.

         6. SECURITIES LAW AND OTHER REGULATORY REQUIREMENTS. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). The Board shall require any potential optionee, as a condition of the exercise of an option, to represent and establish to the satisfaction of the Board that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. No shares of Common Stock shall be issued upon the exercise of any option unless and until: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act and the Exchange Act, (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied, and (iii) all other applicable provisions of state and federal law have been satisfied. The Board shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the

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2002 Stock Option Plan
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opinion of the Company's counsel, may be required by federal and applicable state securities laws.

         7. WITHHOLDING TAXES. The exercise of any option granted under this Plan shall be conditioned upon the optionee's payment to the Company of all amounts (in addition to the exercise price) required to meet federal, state, local or foreign taxes of any kind required by law to be withheld with respect to shares to be issued on exercise of such option. The Board, in its discretion, may declare cash bonuses to an optionee to satisfy any such withholding requirements or may incorporate provisions in the form of stock option agreement allowing (or after grant of the option may permit, in its discretion) an optionee to satisfy any such withholding obligations, in whole or in part, by delivery of shares of the Company's Common Stock already owned by the optionee and which are not subject to repurchase, forfeiture, vesting or other similar requirements or restrictions. The fair market value of any such shares used to satisfy such withholding obligations shall be determined as of the date the amount of tax to be withheld is to be determined. The Company shall have the right at any time to deduct from payments of any kind otherwise due to the optionee (whether shares of Common Stock issuable upon exercise of an option, regular salary, commissions or otherwise) any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options granted under the Plan.


         8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  8.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by outstanding options granted under this Plan and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by outstanding options granted under this Plan are reclassified by the Company, other than pursuant to a transaction described in Section 8.2, then such options shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  8.2 MERGERS AND ACQUISITIONS. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the options granted under the Plan shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the

Portola Packaging, Inc.
2002 Stock Option Plan
Page 11


unexercised portion of such option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of substantially all of the Company's business and assets; (iii) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such sale or exchange) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the Company; or (iv) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause options granted under the Plan to terminate, unless (a) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (b) a sale on the day preceding the scheduled consummation of such event (the "TEST DATE") of shares acquired upon the exercise of the option would subject the optionee to liability under Section 16(b) of the Exchange Act, in which event the option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the optionee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the test date, or (iii) the Option Expiration Date.

                  8.3 BOARD'S DETERMINATION FINAL AND BINDING UPON OPTIONEES. The foregoing determinations and adjustments in this Section 8 relating to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company shall give notice of any such adjustment or action to each optionee; provided, however, that any such adjustment or action shall be effective and binding for all purposes, whether or not such notice is given or received.

                  8.4 NO FRACTIONS OF SHARES. Fractions of shares shall not be issued by the Company. Instead, such fractions of shares shall either be paid in cash at fair market value or shall be rounded down to the nearest share, as determined by the Board.

                  8.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 8, no additional rights shall accrue to any optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issuance by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to options granted hereunder.

                  8.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of options under this Plan shall not affect in any way the right or power of the Company to make adjustments,

Portola Packaging, Inc.
2002 Stock Option Plan
Page 12


reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         9. NO ADDITIONAL EMPLOYMENT RELATED RIGHTS OR BENEFITS.

                  9.1 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Plan or in any option granted hereunder shall confer upon any optionee any right with respect to the continuation of his or her employment or other engagement by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or consulting or other relationship or to increase or decrease the compensation of any optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of an optionee's employment or other engagement shall be determined by the Board.

                  9.2 OTHER EMPLOYEE BENEFITS. The amount of any compensation deemed to be received by any optionee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employment (or other engagement) related benefits of such optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or as expressly provided for in the option agreement. The granting of an option shall impose no obligation upon the optionee to exercise such option.


         10. RIGHTS AS A STOCKHOLDER AND ACCESS TO INFORMATION. No optionee and no person claiming under or through any such optionee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of any option granted under this Plan, unless and until the option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued to the optionee or to his or her estate. No adjustment shall be made for dividends or any other rights if the record date relating to such dividend or other right is before the date the optionee became a stockholder. Holders of options granted under this Plan and purchasers of shares upon the exercise of an option shall be provided annual financial statements. The Company shall deliver to each optionee during the period for which he or she has one or more options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company, except the Company shall not be required to deliver such information to key employees whose duties in connection with the Company assure their access to equivalent information.

         11. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the limitations of this Plan, the Board may modify, extend or renew outstanding options granted under the Plan. Furthermore, the Board may, subject to the other provisions of this Plan, upon the cancellation of previously granted options having higher per share exercise prices, regrant options at a lower price; provided, however, that no such modification or cancellation and regrant of an option

Portola Packaging, Inc.
2002 Stock Option Plan
Page 13


shall, without the written consent of the optionee, alter or impair any rights of the optionee under any option previously granted under the Plan.

         12. USE OF PROCEEDS. The proceeds received from the sale of shares of the Common Stock upon exercise of options granted under the Plan shall be used for general corporate purposes.

         13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan and all options issued hereunder.

         14. TERM OF PLAN.

                  14.1 EFFECTIVE DATES. The Plan became effective when adopted by the Board, but no stock option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders by the vote of the holders of a majority of the outstanding shares of the Company present and entitled to vote at a duly held meeting of the Company's stockholders (or by written consent of the holders of a majority of the outstanding shares of the Company entitled to vote) in accordance with the requirements of the Company's Bylaws and the relevant state law. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, any incentive stock options previously granted under the Plan shall become non-statutory options and no further incentive stock options shall be granted. In addition, for purposes of compliance with the Rules of the California Commissioner of Corporations, Section 260.140.41(i), any stock options, whether incentive stock options or non-statutory stock options, which are exercised before stockholder approval is obtained, must be rescinded if stockholder approval is not obtained within twelve (12) months before or after the Plan is adopted and such shares shall not be counted in determining whether such approval is obtained. Subject to the foregoing limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                  14.2 TERMINATION. Unless sooner terminated in accordance with
Section 15, the Plan shall terminate upon the earlier of: (i) the close of business on the last business day preceding the tenth (10th) anniversary of the earlier of (a) the date of the Plan's adoption by the Board occurs, or (b) the date of the Plan's approval by the Company's stockholders, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to options granted under the Plan and none of such shares shall remain subject to contractual repurchase rights of the Company pursuant to "vesting" or other similar provisions. If the date of termination is determined under clause
(i) above, then any options outstanding on such date shall continue to have force and effect in accordance with the provisions of the option agreements evidencing such options.

         15. EARLY TERMINATION AND AMENDMENT OF THE PLAN. The Board may from time to time suspend or terminate the Plan or revise or amend it; provided, however, that, without the

Portola Packaging, Inc.
2002 Stock Option Plan
Page 14


approval of the Company's stockholders at a duly held meeting of the Company's stockholders by the vote of a majority of the shares present and entitled to vote (or by written consent of the holders of the outstanding shares of the Company entitled to vote) in compliance with the requirements of the Company's Bylaws and the California Corporations Code, no such action of the Board shall:

                  15.1 INCREASES IN NUMBER OF SHARES SUBJECT TO THE PLAN. Increase the aggregate number of shares of the Common Stock which may be issued upon exercise of options granted under the Plan (except for adjustments made pursuant to Section 8 hereof);

                  15.2 CHANGES IN ELIGIBILITY. Change the designation of employees eligible to receive incentive stock options under the Plan;

                  15.3 PLAN DURATION. Extend the termination date beyond that provided in Section 14.2;

                  15.4 CHANGES NOT APPROVED BY LEGAL COUNSEL. Otherwise amend or modify the Plan (or outstanding options) under circumstances where stockholder approval is considered necessary in the opinion of legal counsel to the Company; or

                  15.5 CHANGES TO THIS SECTION. Amend this Section 15 to defeat its purposes.

         In any event, no termination or amendment of the Plan may adversely affect any then outstanding option or any unexercised portion thereof, without the consent of the optionee, unless such termination or amendment is required to enable an option designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT
                           ISO WITH CHANGE OF CONTROL

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:         ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option      X
                                                     ------
                           non-statutory option      ------

Expiration Date of Option: _____________ [10 years after grant date]

Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ________, ________, ________ and ________ commencing _____.

Date of 100% Vesting:      _______________

Other Features:            Acceleration on change of control.

Percent of Non-Vested      100%
Stock that Accelerates
on a Change of Control

Employee Stock Option Agreement
Page 2


Frequently Asked           EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                  "FREQUENTLY ASKED QUESTIONS" DATED
                           ______________.

Tax Memorandum             EMPLOYEE ACKNOWLEDGES RECEIPT OF A MEMORANDUM
                           RE TAX PLANNING DATED
                           ______________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.

PORTOLA PACKAGING, INC.                     EMPLOYEE:


By:
   ----------------------------------       ----------------------------------
                                            Signature

Print Name:                                 Print Name:
           --------------------------                   -----------------------

Title:                                      Social Security No.
        -----------------------------                            --------------

Address:  890 Faulstich Court               Address:
          San Jose, CA  95112                        --------------------------

                                                    ---------------------------

Employee Stock Option Agreement
Page 3


                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated:
        -------------------            ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Print Name




         IF EMPLOYEE IS NOT MARRIED, INITIAL HERE:
                                                  ----------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                       EMPLOYEE ISO STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)

                  THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                             PORTOLA PACKAGING, INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc. , a Delaware corporation (the "COMPANY"), and the employee (the "EMPLOYEE") named in the Employee Incentive Stock Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 2002 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of an incentive stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.


                              O P T I O N   T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is intended to qualify as an

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 2


incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that the Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option.

                  3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 3

                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1  REPURCHASE PRICE.  For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2  ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                           4.2.3  EXERCISE OF REPURCHASE OPTION.  In the event
the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the form

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 4


of Notice of Exercise and Investment Representation Statement attached hereto as EXHIBIT "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-22 hereof). In this regard, the Employee's transfer of any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1  PUBLIC OFFERING. The date equity securities
of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2  ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 5


restriction until the end of said period. The Employee shall be subject to this
Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of the death of the Employee, the Employee's estate may, for a period of twelve
(12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may,

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 6


within three (3) months after the date of Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 7


                  7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the Option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

                  7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Employee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                           7.3.1  the direct or indirect sale or exchange by the
stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                           7.3.2  a merger or consolidation in which the Company
is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Employee.

                           7.3.3  a merger or consolidation in which the Company
is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 8

                           7.3.4  the sale, exchange or transfer of all or
substantially all of the assets of the Company other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                           7.3.5  a liquidation or dissolution of the Company.

                           7.3.6  any other transaction which qualifies as a
"corporate transaction" under Section 424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                  7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 9


payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legend and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 10


         THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as EXHIBIT "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 11

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Employee shall dispose of the shares acquired pursuant to the Option Agreement only in accordance with the provisions herein. In addition, the Employee shall promptly notify the Chief Financial Officer of the Company if the Employee disposes of any of the shares acquired pursuant to the Option Agreement within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of the Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions herein, the Employee shall hold all shares acquired pursuant to the Option Agreement in the Employee's name (and not in the name of any nominee) for the one (1)-year period immediately after exercise of the Option and the two (2)-year period immediately after the Date of Grant of the Option. At any time during the one (1)-year or two (2)-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         18. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 12

         19. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee unless such amendment is required to enable the Option Agreement to qualify as an Incentive Stock Option.

         20. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         21. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         22. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

                              SCHEDULE OF EXHIBITS


EXHIBIT "A":          Form of Notice of Exercise and Investment Representation
                      Statement for Employee Incentive Stock Option Agreement

EXHIBIT "B":          Stock Option Plan

                                   EXHIBIT "A"
                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                       EMPLOYEE ISO STOCK OPTION AGREEMENT

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA  95112
Attention:  Corporate Secretary

         Re:   NOTICE OF EXERCISE OF STOCK OPTION

Ladies and Gentlemen:

         I hereby exercise, as of __________, 20____, my stock option
(granted __________ ) to purchase ______________________ shares (the "Option
Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         INVESTMENT REPRESENTATION STATEMENT.

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions,

Employee Incentive Stock Option Agreement
Exhibit "A"
Page 2


including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

Employee Incentive Stock Option Agreement
Exhibit "A"
Page 3


         8. I further understand in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any Option Shares for at least one (1) year after the date of the issuance of such Option Shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option. I shall promptly notify the Company in writing in the event that I sell or otherwise dispose of any Option Shares before the expiration of such periods. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.


                                  Signed:
                                           -------------------------------------

                                  Print Name:
                                             ----------------------------------

                                  Social Security No.:
                                                      -------------------------

                                  Address:
                                          -------------------------------------


                                  ---------------------------------------------


                                  Dated:
                                         --------------------------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT
                                       ISO

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:         ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option     X
                                                   --------
                           non-statutory option    ________

Expiration Date of Option: _____________ [10 years after grant date]

Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ________, ________, ________ and ________ commencing _____.

Date of 100% Vesting:      ________________

Employee Stock Option Agreement
Page 2


Frequently Asked           EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                 "FREQUENTLY ASKED QUESTIONS" DATED
                           _____________________.

Tax Memorandum             EMPLOYEE ACKNOWLEDGES RECEIPT OF A MEMORANDUM
                           RE TAX PLANNING DATED
                           _____________________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.


PORTOLA PACKAGING, INC.                     EMPLOYEE:


By:
   ----------------------------------       -----------------------------------
                                            Signature

Print Name:                                 Print Name:
           --------------------------                  ------------------------

Title:                                      Social Security No.
      -----------------------------                            ----------------

Address:  890 Faulstich Court               Address: --------------------------
          San Jose, CA  95112
                                                     --------------------------

Employee Stock Option Agreement
Page 3


                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated:
        -------------------              ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Print Name




         IF EMPLOYEE IS NOT MARRIED, INITIAL HERE:
                                                   ---------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT
                                ISO OPTION TERMS

                  THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                             PORTOLA PACKAGING, INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                                  OPTION TERMS

         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc. , a Delaware corporation (the "COMPANY"), and the employee (the "EMPLOYEE") named in the Employee Incentive Stock Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 2002 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of an incentive stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                            O P T I O N   T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that the Option qualifies as such. Accordingly, the Employee


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Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 2


understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option.

         3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.


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Option Terms
Employee Incentive Stock Option Agreement
Page 3


                  4.2 OPTION OF COMPANY TO REPURCHASE.

                        4.2.1 REPURCHASE PRICE. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                        4.2.2 ARBITRATION OF VALUATION DISPUTE. Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                        4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to an investment representation letter containing provisions similar to those set forth in the form

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Option Terms
Employee Incentive Stock Option Agreement
Page 4


of Notice of Exercise and Investment Representation Statement attached hereto as EXHIBIT "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-22 hereof). In this regard, the Employee's transfer of any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family shall be exempt from the provisions of this Section 4 . "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity  securities of
the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing


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Option Terms
Employee Incentive Stock Option Agreement
Page 5

restriction until the end of said period. The Employee shall be subject to this
Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of the death of the Employee, the Employee's estate may, for a period of twelve
(12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may,

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Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 6


within three (3) months after the date of Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

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Option Terms
Employee Incentive Stock Option Agreement
Page 7

                  7.2 MERGERS AND ACQUISITIONS. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (A) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (B) a sale on the day preceding the scheduled consummation of such event (the "TEST DATE") of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable as to the shares purchasable at the test date until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the test date, or (iii) the Expiration Date.

                  7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications,

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Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 8


reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of


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Option Terms
Employee Incentive Stock Option Agreement
Page 9


the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legend and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:


         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ___________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

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Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 10


         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as EXHIBIT "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Employee shall dispose of the shares acquired pursuant to the Option Agreement only in accordance with the provisions herein. In addition, the Employee shall promptly notify the Chief Financial Officer of the Company if the Employee disposes of any of the shares acquired pursuant to the Option Agreement within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of the Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions herein, the Employee shall hold all shares acquired pursuant to the Option


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Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 11


Agreement in the Employee's name (and not in the name of any nominee) for the one (1)-year period immediately after exercise of the Option and the two
(2)-year period immediately after the Date of Grant of the Option. At any time during the one (1)-year or two (2)-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         18. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         19. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee unless such amendment is required to enable the Option Agreement to qualify as an Incentive Stock Option.

         20. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         21. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         22. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

                              SCHEDULE OF EXHIBITS
                              --------------------


EXHIBIT "A":          Form of Notice of Exercise and Investment Representation
                      Statement for Employee Incentive Stock Option Agreement

EXHIBIT "B":          Stock Option Plan

                                   EXHIBIT "A"
                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                       EMPLOYEE ISO STOCK OPTION AGREEMENT

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA  95112
Attention:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option
                  ----------------------------------

Ladies and Gentlemen:

         I hereby exercise, as of ______________________, 20__, my stock option (granted __________) to purchase ______________________ shares (the "Option
Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         INVESTMENT REPRESENTATION STATEMENT.
         ------------------------------------

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions,

Employee Incentive Stock Option Agreement
Exhibit "A"
Page 2

including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

Employee Incentive Stock Option Agreement
Exhibit "A"
Page 3


         8. I further understand in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any Option Shares for at least one (1) year after the date of the issuance of such Option Shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option. I shall promptly notify the Company in writing in the event that I sell or otherwise dispose of any Option Shares before the expiration of such periods. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

                        Signed:
                               -------------------------------------------------

                        Print Name:
                                   ---------------------------------------------

                        Social Security No.:
                                            ------------------------------------

                        Address:
                                ------------------------------------------------

                        --------------------------------------------------------


                        Dated:
                              --------------------------------------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT
                                       NSO

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:   ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option    _________
                           non-statutory option      ____X____


Expiration Date of Option: _____________ [10 years after grant date]

Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ______, ______, ________ and ________ commencing _____.

Date of 100% Vesting:      ________________

Employee Stock Option Agreement
Page 2


Frequently Asked           EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                  "FREQUENTLY ASKED QUESTIONS" DATED

                           ---------------.

Tax Memorandum             EMPLOYEE ACKNOWLEDGES RECEIPT OF A
                           MEMORANDUM RE TAX PLANNING DATED

                           ------------.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.

PORTOLA PACKAGING, INC.                      EMPLOYEE:


By:
   ------------------------------            -----------------------------------
                                             Signature

Print Name:                                  Print Name:
           ----------------------                       ------------------------

Title:                                       Social Security No.
      ---------------------------                               ----------------

Address:  890 Faulstich Court                Address:
          San Jose, CA  95112                        ---------------------------

                                                     ---------------------------

Employee Stock Option Agreement
Page 3


                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated:
      ----------                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Print Name




         IF EMPLOYEE IS NOT MARRIED, INITIAL HERE:
                                                     ------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT
                                NSO OPTION TERMS

                  THE SECURITY REPRESENTED BY THIS AGREEMENT HAS
                  BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW
                  TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION
                  THEREOF, NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                             PORTOLA PACKAGING, INC.
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "Company"), and the employee (the "EMPLOYEE") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S





         A. The Company has adopted and implemented its 2002 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                              O P T I O N   T E R M S
                              -----------------------



         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 2


forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Employee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Employee further understands that Employee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise.

         3.       EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 3



such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                  4.2      OPTION OF COMPANY TO REPURCHASE.

                           4.2.1    REPURCHASE PRICE.  For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2    ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                           4.2.3    EXERCISE OF REPURCHASE OPTION.  In the
event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in
Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 4

shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the form of Notice of Exercise and Investment Representation Statement attached hereto as EXHIBIT "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Employee's transfer of any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1    PUBLIC OFFERING.  The date equity
securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2    ACQUISITION OF THE COMPANY.  Immediately
prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 5

hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of death of the Employee, the Employee's estate may, for a period of twelve (12) months following the date of such termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 6

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

         7.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 7


Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (A) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (B) a sale on the day preceding the scheduled consummation of such event (the "TEST DATE") of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable as to the shares purchasable at the test date until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the test date, or (iii) the Expiration Date.

                  7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 8



         8.       MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 9


legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ___________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 10



         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as EXHIBIT "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 11



         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

                              SCHEDULE OF EXHIBITS
                              --------------------


EXHIBIT "A":               Form of Notice of Exercise and Investment
                           Representation Statement for Employee
                           Non-Statutory Stock Option Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"
                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                       EMPLOYEE NSO STOCK OPTION AGREEMENT

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA  95112
Attn: Corporate Secretary

         Re:      Notice of Exercise of Stock Option
                  ----------------------------------

Ladies and Gentlemen:

              I hereby exercise, as of __________________, 20___ my stock option (granted ______________, ________________) to purchase
____________________________ shares (the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $________________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         INVESTMENT REPRESENTATION STATEMENT.

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED _______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         8. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                 Signed:
                                          -----------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Social Security No.:
                                                     ------------------------

                                 Address:
                                         ------------------------------------


                                 --------------------------------------------


                                 Dated:
                                         ------------------------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT
                           NSO WITH CHANGE OF CONTROL

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:         ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option    _________
                           non-statutory option      ____X____


Expiration Date of Option: _____________ [10 years after grant date]

Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ________, ________,
                           ________ and ________ commencing _____.

Date of 100% Vesting:      _______________

Other Features:            Acceleration on change of control.

Percent of Non-Vested      100%
Stock that Accelerates
on a Change of Control

Employee Stock Option Agreement
Page 2





Frequently Asked           EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                  "FREQUENTLY ASKED QUESTIONS" DATED
                           ___________________.

Tax Memorandum             EMPLOYEE ACKNOWLEDGES RECEIPT OF A MEMORANDUM
                           RE TAX PLANNING DATED
                           ____________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.

PORTOLA PACKAGING, INC.                  EMPLOYEE:


By:________________________________      ______________________________________
                                         Signature

Print Name:________________________      Print Name:___________________________

Title:  ___________________________      Social Security No.___________________

Address:  890 Faulstich Court            Address:      ________________________
          San Jose, CA  95112
                                                       ________________________

Employee Stock Option Agreement
Page 3










                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated:
        -------------------         -------------------------------------------
                                    Signature



                                    -------------------------------------------
                                    Print Name




         IF EMPLOYEE IS NOT MARRIED, INITIAL HERE:
                                                     ------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT
                                NSO OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)

                  THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                             PORTOLA PACKAGING, INC.
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the employee (the "EMPLOYEE") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S




         A. The Company has adopted and implemented its 2002 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                              O P T I O N     T E R M S
                              -------------------------


         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 2



forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Employee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Employee further understands that Employee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise.

         3.       EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 3



                  4.2      OPTION OF COMPANY TO REPURCHASE.

                           4.2.1    REPURCHASE PRICE.  For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2    ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                           4.2.3    EXERCISE OF REPURCHASE OPTION.  In the
event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in
Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the form

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 4


of Notice of Exercise and Investment Representation Statement attached hereto as EXHIBIT "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Employee's transfer of any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1    PUBLIC OFFERING.  The date equity
securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2    ACQUISITION OF THE COMPANY.  Immediately
prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 5

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of death of the Employee, the Employee's estate may, for a period of twelve (12) months following the date of such termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 6



corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

         7.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the option is not terminates as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 7


                  7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Employee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                           7.3.1    the direct or indirect sale or exchange by
the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                           7.3.2    a merger or consolidation in which the
Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Employee.

                           7.3.3    a merger or consolidation in which the
Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                           7.3.4    the sale, exchange or transfer of all or
substantially all of the assets of the Company, other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                           7.3.5    a liquidation or dissolution of the Company.

                           7.3.6    any other transaction which qualifies as a
"corporate transaction" under

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 8


Section 424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                  7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8.       MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 9


                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY'S STATING THAT SUCH SALE TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 10


         INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as EXHIBIT "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 11


time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 12



Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

Director Non-Statutory Stock Option Agreement
Exhibit "A"
Page 13



                              SCHEDULE OF EXHIBITS
                              --------------------


EXHIBIT "A":               Form of Notice of Exercise and Investment
                           Representation Statement for Employee
                           Non-Statutory Stock Option Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"
                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                       EMPLOYEE NSO STOCK OPTION AGREEMENT

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA  95112
Attn: Corporate Secretary

         Re:      Notice of Exercise of Stock Option
                  ----------------------------------

Ladies and Gentlemen:

         I hereby exercise, as of __________________, 20___ my stock option (granted _________________, ____________________) to purchase
____________________________ shares (the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $________________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         INVESTMENT REPRESENTATION STATEMENT.

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

Employee Non-Statutory Stock Option Agreement
Exhibit "A"
Page 2



         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS

Employee Non-Statutory Stock Option Agreement
Exhibit "A"
Page 3




         INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED _______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         8. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                              Signed:
                                       ------------------------------------

                              Print Name:
                                         ----------------------------------

                              Social Security No.:
                                                  -------------------------

                              Address:
                                      -------------------------------------

                              ---------------------------------------------


                              Dated:
                                    ---------------------------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         DIRECTOR STOCK OPTION AGREEMENT
                           NSO WITH CHANGE OF CONTROL

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                         DIRECTOR STOCK OPTION AGREEMENT


Director:         ___________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          ________

Exercise Price:            ________

Date of Grant:             _______________________

Type of Option:            Non-Statutory Option

Expiration Date of Option: _______________________


Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _________________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the _____ day of each __________,
                           __________, __________ and __________
                           commencing _____.

Date of 100% Vesting:      _________________

Other Features:            Acceleration on change of control.

Percent of Non-Vested      100%
Stock that Accelerates
on a Change of Control

Employee Stock Option Agreement
Page 2




Frequently Asked           DIRECTOR ACKNOWLEDGES RECEIPT OF
Questions                  "FREQUENTLY ASKED QUESTIONS" DATED
                           ______________________________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PORTOLA PACKAGING, INC.                DIRECTOR:


By:_____________________________       ________________________________________
                                       Signature

Print Name:_____________________       Print Name:_____________________________

Title: _________________________       Social Security No._____________________

Address:  890 Faulstich Court          Address:  ______________________________
          San Jose, CA  95112
                                                 ______________________________

Director Stock Option Agreement
Page 3





                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Director hereby consents to the execution of the foregoing Director Stock Option Agreement and the performance by Director of his or her obligations thereunder.


Dated: ____________________         ________________________________________
                                    Signature

                                    ________________________________________
                                    Print Name




         IF DIRECTOR IS NOT MARRIED, INITIAL HERE:  ____________________

                             PORTOLA PACKAGING, INC.
                         DIRECTOR STOCK OPTION AGREEMENT
                                NSO OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)

                  THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                             PORTOLA PACKAGING, INC.
                  DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the Optionee (the "OPTIONEE") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S


         A. The Company has adopted and implemented its 2002 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. _________________ is a Director of the Company (the "DIRECTOR").

         C. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to the Optionee, thereby allowing the Optionee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 2



                              O P T I O N     T E R M S
                              -------------------------


         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Optionee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Optionee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Optionee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Optionee further understands that Optionee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise.

         3. EXERCISE.

               3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

               3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, the Director must be and remain a director or employee of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order for the Optionee to exercise the Option with respect to the shares applicable to any such period. Any references herein to the Director serving as a member of the Board or employee of the Company shall be deemed to also refer to the Director serving as a member of the Board or an employee of any such Parent or Subsidiary corporation of the Company, as applicable.

               3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE. Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Optionee and successors-in-interest to the Optionee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 3

               4.1 NOTICE OF PROPOSED SALE. If the Optionee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to the Optionee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

               4.2 OPTION OF COMPANY TO REPURCHASE.

                    4.2.1 REPURCHASE PRICE. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section
4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Optionee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                    4.2.2 ARBITRATION OF VALUATION DISPUTE. Notwithstanding the foregoing, in the event that the Optionee disagrees with the determination of fair market value made by the Board, the Optionee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Optionee.

                    4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Optionee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

               4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

               4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Optionee as specified in the Optionee's notice, the Secretary of the Company shall so notify the Optionee within forty-five (45) days after receipt of the Optionee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Optionee notice of the Company's election.

               4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Optionee's notice,

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 4

the Optionee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the form of Notice of Exercise and Investment Representation Statement attached hereto as EXHIBIT "A" (the "NOTICE OF EXERCISE").

               4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 11 and 13-21 hereof).

                    4.6.1 TRANSFER TO FAMILY MEMBER. The Optionee's transfer of any or all shares held subject to this Option to such Optionee's beneficial owners or to any of their "Immediate Family", as herein defined, or to any custodian or trustee for the account of such beneficial owners or their Immediate Family, or, where the Optionee is the Director, the Director's transfer of any or all shares held subject to the Option (either during the Director's lifetime or on death by will or the laws of intestacy) to the Director's Immediate Family, or to any custodian or trustee for the account of the Director or his or her Immediate Family. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Director or of the beneficial owners of the Optionee, as the case may be.

                    4.6.2 AS SECURITY FOR CERTAIN LOANS. The Optionee's bona fide pledge or mortgage of any shares with a commercial lending institution.

               4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Optionee only by duly authorized action of its Board.

               4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

               4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                    4.9.1 PUBLIC OFFERING. The date equity securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 5

                           4.9.2    ACQUISITION OF THE COMPANY.  Immediately
prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Optionee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Optionee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON CESSATION OF SERVICE AS A DIRECTOR. Upon the termination of the Director's service as a Director or an employee of the Company (and with any Parent or Subsidiary corporation of the Company) (referred to as ceasing to be an "ELIGIBLE DIRECTOR"), the Optionee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. Upon the death of the Director, the Optionee may, or where the Optionee is the Director, the Director's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Optionee on the date of such termination. The Director's estate shall mean the Director's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 DISABILITY. If the Director ceases to be an Eligible Director, the Optionee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Optionee on the date of such termination unless the Director dies prior to the expiration of such period, in which event the Director shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.3 OTHER TERMINATION. If the Director ceases to be an Eligible Director for any reason other than provided in Sections 6.1 or 6.2 above, the Optionee may, or where the Optionee is the Director, the Director's estate may, within three (3) months after the date of the Director's termination, exercise the Option to the extent it was exercisable by the Optionee on the date of such termination.

                  6.4 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 6


foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

               6.5 EXTENSION IF DIRECTOR IS SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of the Director's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of the Director's service with the Company, or
(iii) the Expiration Date.

         7.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

               7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

               7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the Option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

               7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), 1.1 this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 7

Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Optionee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                    7.3.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                    7.3.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Optionee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Optionee.

                    7.3.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                    7.3.4 the sale, exchange or transfer of all or substantially all of the assets of the Company, other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                    7.3.5 a liquidation or dissolution of the Company.

                    7.3.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

               7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON THE OPTIONEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 8


conclusive. The Company agrees to give notice of any such adjustment to the Optionee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

               7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Optionee nor any person claiming under or through the Optionee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Director or to his or her estate.

               7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8.    MANNER OF EXERCISE.

               8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Optionee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Optionee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Optionee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Optionee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

               8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after the Director's death, where the Optionee is the Director, the Option shall be exercised only by the Director's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Director's will or, if the Director shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 9



status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9.    MEDIUM AND TIME OF PAYMENT.

               9.1 The option price (and any and all federal, state and local taxes payable by the Optionee by reason of the exercise of this Option as set forth in Section 9.4) shall be payable upon the exercise of the Option in legal tender of the United States (in cash or by certified check), shares of the Common Stock, "Same Day Sales Proceeds" (as defined in Section 9.3) or any combination of such legal tender, shares and Same Day Sales Proceeds.

               9.2 For purposes of calculating payment of the Option price and taxes, each share of the Common Stock surrendered in payment of such price shall be valued at its fair market value on the date the Option is exercised. Fair market value shall mean (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the date the Option is exercised or, if no report is available for such date, for the next preceding date for which such a report is available or (ii) if the Common Stock is not traded Over-The-Counter or on an exchange or is not so quoted by THE WALL STREET JOURNAL, the amount determined in good faith by the Chief Executive Officer of the Company on the date an option is exercised by applying the rules and principles of valuation set forth in Treasury Regulation
Section 20.2031-2 relating to the valuation of stock for purposes of Section 2031 of the Internal Revenue Code. Notwithstanding the foregoing, this Option may not be exercised by tender to the Company of shares of Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law or regulation or agreement restricting the redemption of the Company's Common Stock. Unless otherwise provided by the Board, this Option may not be exercised by tender to the Company of shares of Common Stock unless such shares of Common Stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               9.3 "SAME DAY SALES PROCEEDS" shall mean the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of options by means of an assignment of the proceeds of a sale of some or all of the shares of Common Stock to be acquired upon such exercise.

               9.4 It is the intent of the parties that, at the election of the Optionee, the Optionee may deliver shares of Common Stock as set forth in and subject to the limitations imposed by Section 9.2 in payment of taxes payable by the Optionee in connection with the exercise of this Option. Such taxes shall include both state and federal income taxes on all ordinary income realized by the Optionee as a result of the exercise of this Option. The shares so delivered by the Optionee shall be valued at their fair

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 10


market value in accordance with Section 9.2 and the Company shall treat such shares as taxes withheld. The Company shall pay over to the Internal Revenue Service in cash the fair market value of shares so delivered and shall report to the Internal Revenue Service and the Optionee on Form 1099-MISC or any other appropriate form such withholding taxes.

         10. NON-TRANSFERABLE. The Option shall, during the lifetime of the Director, be exercisable only by the Optionee and shall not be transferable or assignable by the Optionee in whole or in part other than by will or the laws of descent and distribution. If the Optionee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         11. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ___________________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 11

         12. NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in the Option shall confer upon the Director any right to continue to serve as a director or an employee of the Company, or with any Parent or Subsidiary corporation of the Company. The Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed to result in the Director ceasing to be an Eligible Director for the purposes hereof.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Optionee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as EXHIBIT "B"). The Optionee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Optionee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Optionee shall deliver such Common Stock endorsed in blank or accompanied by stock assignments separate from certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Optionee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 12

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Optionee and the Optionee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Optionee.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Optionee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Optionee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Optionee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

                              SCHEDULE OF EXHIBITS
                              --------------------


EXHIBIT "A":               Form of Notice of Exercise and Investment
                           Representation Statement for Director
                           Non-Statutory Stock Option Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"
                             2002 STOCK OPTION PLAN
                             PORTOLA PACKAGING, INC.
                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                       DIRECTOR NSO STOCK OPTION AGREEMENT

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                  DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA  95112
Attention:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option
                  ----------------------------------

Ladies and Gentlemen:

         I hereby exercise, as of _________________, 20___ my stock option (granted _______________) to purchase ______________ shares (the "Option
Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $________________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:


         INVESTMENT REPRESENTATION STATEMENT.


         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

Director Non-Statutory Stock Option Agreement
Exhibit "A"
Page 2



         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS (INCLUDING CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE AS A DIRECTOR) CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED _______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         8. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.


                                       Signed:
                                                ------------------------------

                                       Print Name:
                                                  ----------------------------

                                       Social Security No.:
                                                           -------------------

                                       Address:
                                               -------------------------------


                                       ---------------------------------------

                                       Dated:
                                              --------------------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT
                                       NSO

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT


Consultant:       ___________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          ________

Exercise Price:            ________

Date of Grant:             _______________________

Type of Option:            Non-Statutory Option

Expiration Date of Option: _______________________


Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:


                           On _________________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the _____ day of each __________, __________, __________ and __________ commencing
                           _____.

Date of 100% Vesting:      _________________

Consultant Stock Option Agreement
Page 2




Frequently Asked           CONSULTANT ACKNOWLEDGES RECEIPT OF
Questions                  "FREQUENTLY ASKED QUESTIONS" DATED
                           ______________________________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PORTOLA PACKAGING, INC.                  CONSULTANT:


By:_______________________________       ______________________________________
                                         Signature

Print Name:_______________________       Print Name:___________________________

Title: ___________________________       Social Security No.___________________

Address:  890 Faulstich Court            Address:  ____________________________
          San Jose, CA  95112
                                                   ____________________________

Consultant Stock Option Agreement
Page 3







                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Consultant hereby consents to the execution of the foregoing Consultant Stock Option Agreement and the performance by Consultant of his or her obligations thereunder.


Dated:
        -------------------        ----------------------------------------
                                   Signature


                                   ----------------------------------------
                                   Print Name




         IF CONSULTANT IS NOT MARRIED, INITIAL HERE:
                                                     ------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT
                                NSO OPTION TERMS

                  THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                             PORTOLA PACKAGING, INC.
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT"), by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the Consultant (the "CONSULTANT") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S


         A. The Company has adopted and implemented its 2002 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to Consultant, thereby allowing Consultant to acquire an ownership interest (or increase Consultant's ownership interest) in the Company.

                              O P T I O N     T E R M S
                              -------------------------


         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to Consultant a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 2

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Consultant to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Consultant understands that under current law, the Consultant will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Consultant further understands that Consultant must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise. Any reference herein to "VESTED SHARES" shall mean those shares under the Option which have vested in accordance with the Vesting Schedule set forth in the Option Agreement.

         3. EXERCISE.

              3.1 SCHEDULE. SUBJECT TO THE REMAINING PROVISIONS HEREIN, THE OPTION SHALL BE EXERCISABLE AS SET FORTH IN THE OPTION AGREEMENT.

              3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Consultant must be and remain in a service relationship with the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY corporation," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. For purposes hereof "SERVICE RELATIONSHIP" shall mean being a duly elected, acting corporate director, or an advisory board member, independent contractor or employee. Except as otherwise expressly provided herein, the Consultant's service relationship shall be deemed to have terminated upon an actual termination of such service relationship and when any Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Consultant's service relationship with the Company shall be deemed to also refer to Consultant's service relationship with any such Parent or Subsidiary corporation of the Company, as applicable.

              3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE. Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Consultant and successors-in-interest to Consultant shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 3

hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

              4.1 NOTICE OF PROPOSED SALE. If the Consultant desires to sell or otherwise transfer any of Consultant's purchased shares of Common Stock, the Consultant shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to the Consultant and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

              4.2 OPTION OF COMPANY TO REPURCHASE.

                    4.2.1 REPURCHASE PRICE. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section
4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Consultant's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                    4.2.2 ARBITRATION OF VALUATION DISPUTE. Notwithstanding the foregoing, in the event that the Consultant disagrees with the determination of fair market value made by the Board, the Consultant shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Consultant.

                    4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Consultant of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

              4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

              4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Consultant as specified in the Consultant's notice, the Secretary of the Company shall so notify the Consultant within forty-five (45) days after receipt of the Consultant's notice, and settlement thereof shall be made by cash or Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Consultant notice of the Company's election.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 4

              4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Consultant's notice, the Consultant may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in Consultant's notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the form of Notice of Exercise and Investment Representation Statement attached hereto as EXHIBIT "A" (the "NOTICE OF EXERCISE").

              4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Consultant's transfer of any or all shares held subject to the Option (either during the Consultant's lifetime or on death by will or the laws of intestacy) to the Consultant's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Consultant or Consultant's Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Consultant.

              4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Consultant only by duly authorized action of its Board.

              4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

              4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                    4.9.1 PUBLIC OFFERING. The date equity securities of the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                    4.9.2 ACQUISITION OF THE COMPANY. Immediately prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 5



         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Consultant agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Consultant shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF SERVICE RELATIONSHIP. Upon the termination of Consultant's service relationship with the Company (and with any Parent or Subsidiary corporation of the Company), the Consultant's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Consultant's service relationship is terminated because of the death of the Consultant, the Consultant's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination. The Consultant's estate shall mean the Consultant's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Consultant's service relationship is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Consultant may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though the Consultant had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Consultant's service relationship is terminated because of a disability, the Consultant may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though Consultant's death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Consultant's service relationship is terminated for cause, the Option shall expire on Consultant's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Consultant is required to perform by the Company,

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 6



or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Consultant's duties.

              6.5 OTHER TERMINATION. If the Consultant's service relationship is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Consultant or the Consultant's estate may, within three (3) months after the date of Consultant's termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination.

              6.6 TRANSFER OF SERVICE RELATIONSHIP TO RELATED CORPORATION. In the event the Consultant leaves a service relationship with the Company to enter a service relationship with any Parent or Subsidiary corporation of the Company or if the Consultant leaves a service relationship with any Parent or Subsidiary corporation to enter a consulting relationship with the Company or of another such Parent or Subsidiary corporation of the Company, the Consultant shall be deemed to continue in such service relationship with the Company for all purposes of the Option.

              6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Consultant is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Consultant should consult with the Consultant's own tax advisor as to the tax consequences to the Consultant of any such delayed exercise.

              6.8 EXTENSION IF CONSULTANT IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Consultant to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Consultant's service relationship until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Consultant would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Consultant's service relationship, or (iii) the Expiration Date.

         7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

              7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 7


deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (A) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (B) a sale on the day preceding the scheduled consummation of such event (the "TEST DATE") of shares acquired upon the exercise of the Option would subject the Consultant to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable as to the shares purchasable at the test date until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Consultant would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the test date, or (iii) the Expiration Date.

                  7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON CONSULTANT. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Consultant; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Consultant by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Consultant nor any person claiming under or through the Consultant shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option,

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 8


unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Consultant or to Consultant's estate.

              7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8.   MANNER OF EXERCISE.

              8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Consultant by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Consultant elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Consultant's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Consultant's name or in the name of Consultant's legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

              8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Consultant's death, the Option shall be exercised only by Consultant's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under Consultant's will or, if Consultant shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to Consultant's status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Consultant, be exercisable only by the Consultant and shall not be transferable or assignable by the Consultant in whole or in part other than by will or the laws of descent and distribution. If the Consultant shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended,

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 9


(iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and
(v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AND OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED _________________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED SERVICE RELATIONSHIP. Nothing contained in the Option shall: (i) confer upon the Consultant any right with respect to the continuance of Consultant's service relationship with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Consultant's service relationship at any time. Except to the extent the Company and the Consultant shall have otherwise agreed in writing, Consultant's service relationship shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in the service relationship (including an interruption during military service) shall be deemed a termination of Consultant's service relationship for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Consultant's service relationship shall not be deemed to terminate if the Consultant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Consultant's service relationship shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Consultant's right to reinstate Consultant's service relationship remains

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 10


guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as a service relationship for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Consultant acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as EXHIBIT "B"). The Consultant represents that the Consultant is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Consultant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Consultant shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Consultant shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Consultant of the Common Stock to the Company (or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 11



binding upon the Consultant and the Consultant's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Consultant.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Consultant and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Consultant and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Consultant agrees that the Consultant has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The Consultant acknowledges that the Consultant has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

         22. INDEPENDENT CONTRACTOR: INDEMNITY BY THE CONSULTANT. The Consultant agrees that in performing services for the Company, the Consultant is acting as an independent contractor. As such, the Consultant waives any claim of rights to payment by the Company of Social Security Taxes, Income Tax Withholding, Worker's Compensation, Unemployment Compensation, or like benefits normally afforded employees of the Company and agrees that Consultant alone shall be responsible for paying said obligations.

                              SCHEDULE OF EXHIBITS
                              --------------------


EXHIBIT "A":               Form of Notice of Exercise and Investment
                           Representation Statement for Consultant and
                           Independent Contractor Non-Statutory Stock Option
                           Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"
                             2002 STOCK OPTION PLAN
                             PORTOLA PACKAGING, INC.
                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                      CONSULTANT NSO STOCK OPTION AGREEMENT

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT
                 -----------------------------------------------


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA 95112
Attention: Corporate Secretary

         Re:      Notice of Exercise of Stock Option
                  ----------------------------------

Ladies and Gentlemen:

         I hereby exercise, as of _________________, 20___ my stock option (granted ____________) to purchase _____________________ shares (the "Option
Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $_______________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         INVESTMENT REPRESENTATION STATEMENT.

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

Consultant and Independent Contractor Non-Statutory Stock Option Agreement Exhibit "A"
Page 2



         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE,

Consultant and Independent Contractor Non-Statutory Stock Option Agreement Exhibit "A"
Page 3


         TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         8. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

                                      Signed:
                                               --------------------------------

                                      Print Name:
                                                 ------------------------------

                                      Social Security No.:
                                                          ---------------------

                                      Address:
                                              ---------------------------------

                                      -----------------------------------------

                                      Dated:
                                             --------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT
                           NSO WITH CHANGE OF CONTROL

                             PORTOLA PACKAGING, INC.
                                      2002
                                STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT


Consultant:       ___________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          ________

Exercise Price:            ________

Date of Grant:             _______________________

Type of Option:            Non-Statutory Option

Expiration Date of Option: _______________________


Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _________________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the _____ day of each __________, __________, __________ and __________ commencing
                           _____.

Date of 100% Vesting:      _________________

Other Features:            Acceleration on change of control.

Percent of Non-Vested      100%
Stock that Accelerates
on a Change of Control

Consultant Stock Option Agreement
Page 2



Frequently Asked           CONSULTANT ACKNOWLEDGES RECEIPT OF
Questions                  "FREQUENTLY ASKED QUESTIONS" DATED
                           ______________________________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PORTOLA PACKAGING, INC.                   CONSULTANT:


By:_________________________________      _____________________________________
                                          Signature

Print Name:_________________________      Print Name:__________________________

Title: _____________________________      Social Security No.__________________

Address:  890 Faulstich Court             Address:  ___________________________
          San Jose, CA  95112
                                                    ___________________________

Consultant Stock Option Agreement
Page 1






                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Consultant hereby consents to the execution of the foregoing Consultant Stock Option Agreement and the performance by Consultant of his or her obligations thereunder.


Dated:
        -------------------       ------------------------------------------
                                  Signature


                                  ------------------------------------------
                                  Print Name




         IF CONSULTANT IS NOT MARRIED, INITIAL HERE:
                                                     ------------------

                             PORTOLA PACKAGING, INC.
                             2002 STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT
                                NSO OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)

                  THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                             PORTOLA PACKAGING, INC.
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT"), by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the Consultant (the "CONSULTANT") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 2002 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to Consultant, thereby allowing Consultant to acquire an ownership interest (or increase Consultant's ownership interest) in the Company.

                              O P T I O N     T E R M S
                              -------------------------


         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to Consultant a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 2


         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Consultant to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Consultant understands that under current law, the Consultant will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Consultant further understands that Consultant must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise. Any reference herein to "VESTED SHARES" shall mean those shares under the Option which have vested in accordance with the Vesting Schedule set forth in the Option Agreement.

         3.   EXERCISE.

              3.1 SCHEDULE. SUBJECT TO THE REMAINING PROVISIONS HEREIN, THE OPTION SHALL BE EXERCISABLE AS SET FORTH IN THE OPTION AGREEMENT.

              3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Consultant must be and remain in a service relationship with the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY corporation," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. For purposes hereof "SERVICE RELATIONSHIP" shall mean being a duly elected, acting corporate director, or an advisory board member, independent contractor or employee. Except as otherwise expressly provided herein, the Consultant's service relationship shall be deemed to have terminated upon an actual termination of such service relationship and when any Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Consultant's service relationship with the Company shall be deemed to also refer to Consultant's service relationship with any such Parent or Subsidiary corporation of the Company, as applicable.

              3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE. Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Consultant and successors-in-interest to Consultant shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 3



hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

               4.1 NOTICE OF PROPOSED SALE. If the Consultant desires to sell or otherwise transfer any of Consultant's purchased shares of Common Stock, the Consultant shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to the Consultant and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

               4.2  OPTION OF COMPANY TO REPURCHASE.

                    4.2.1 REPURCHASE PRICE. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section
4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Consultant's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                    4.2.2 ARBITRATION OF VALUATION DISPUTE. Notwithstanding the foregoing, in the event that the Consultant disagrees with the determination of fair market value made by the Board, the Consultant shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Consultant.

                    4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Consultant of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

               4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

               4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Consultant as specified in the Consultant's notice, the Secretary of the Company shall so notify the Consultant within forty-five (45) days after receipt of the Consultant's notice, and settlement thereof shall be made by cash or Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Consultant notice of the Company's election.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 4

               4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Consultant's notice, the Consultant may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in Consultant's notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the form of Notice of Exercise and Investment Representation Statement attached hereto as EXHIBIT "A" (the "NOTICE OF EXERCISE").

               4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Consultant's transfer of any or all shares held subject to the Option (either during the Consultant's lifetime or on death by will or the laws of intestacy) to the Consultant's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Consultant or Consultant's Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Consultant.

               4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Consultant only by duly authorized action of its Board.

               4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

               4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                    4.9.1 PUBLIC OFFERING. The date equity securities of the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                    4.9.2 ACQUISITION OF THE COMPANY. Immediately prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 5

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Consultant agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Consultant shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF SERVICE RELATIONSHIP. Upon the termination of Consultant's service relationship with the Company (and with any Parent or Subsidiary corporation of the Company), the Consultant's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Consultant's service relationship is terminated because of the death of the Consultant, the Consultant's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination. The Consultant's estate shall mean the Consultant's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Consultant's service relationship is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Consultant may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though the Consultant had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Consultant's service relationship is terminated because of a disability, the Consultant may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though Consultant's death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Consultant's service relationship is terminated for cause, the Option shall expire on Consultant's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Consultant is required to perform by the Company,

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 5


or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Consultant's duties.

               6.5 OTHER TERMINATION. If the Consultant's service relationship is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and
6.4 above, the Consultant or the Consultant's estate may, within three (3) months after the date of Consultant's termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination.

               6.6 TRANSFER OF SERVICE RELATIONSHIP TO RELATED CORPORATION. In the event the Consultant leaves a service relationship with the Company to enter a service relationship with any Parent or Subsidiary corporation of the Company or if the Consultant leaves a service relationship with any Parent or Subsidiary corporation to enter a consulting relationship with the Company or of another such Parent or Subsidiary corporation of the Company, the Consultant shall be deemed to continue in such service relationship with the Company for all purposes of the Option.

               6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Consultant is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Consultant should consult with the Consultant's own tax advisor as to the tax consequences to the Consultant of any such delayed exercise.

               6.8 EXTENSION IF CONSULTANT IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Consultant to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Consultant's service relationship until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Consultant would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Consultant's service relationship, or (iii) the Expiration Date.

         7.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

               7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 7



deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

               7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the Option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

               7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Consultant prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                    7.3.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                    7.3.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Consultant, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Consultant.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 8


                    7.3.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                    7.3.4 the sale, exchange or transfer of all or substantially all of the assets of the Company, other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                    7.3.5 a liquidation or dissolution of the Company.

                    7.3.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

               7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON CONSULTANT. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Consultant; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

               7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Consultant by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Consultant nor any person claiming under or through the Consultant shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Consultant or to Consultant's estate.

               7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 9

         8.    MANNER OF EXERCISE.

               8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Consultant by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Consultant elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Consultant's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Consultant's name or in the name of Consultant's legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

               8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Consultant's death, the Option shall be exercised only by Consultant's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under Consultant's will or, if Consultant shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to Consultant's status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Consultant, be exercisable only by the Consultant and shall not be transferable or assignable by the Consultant in whole or in part other than by will or the laws of descent and distribution. If the Consultant shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10 COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 10



         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TOT HE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED _________________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED SERVICE RELATIONSHIP. Nothing contained in the Option shall: (i) confer upon the Consultant any right with respect to the continuance of Consultant's service relationship with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Consultant's service relationship at any time. Except to the extent the Company and the Consultant shall have otherwise agreed in writing, Consultant's service relationship shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in the service relationship (including an interruption during military service) shall be deemed a termination of Consultant's service relationship for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Consultant's service relationship shall not be deemed to terminate if the Consultant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Consultant's service relationship shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Consultant's right to reinstate Consultant's service relationship remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as a service relationship for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 11


         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Consultant acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as EXHIBIT "B"). The Consultant represents that the Consultant is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Consultant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Consultant shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Consultant shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Consultant of the Common Stock to the Company (or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Consultant and the Consultant's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Consultant.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 12


         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Consultant and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Consultant and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Consultant agrees that the Consultant has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The Consultant acknowledges that the Consultant has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

         22. INDEPENDENT CONTRACTOR: INDEMNITY BY THE CONSULTANT. The Consultant agrees that in performing services for the Company, the Consultant is acting as an independent contractor. As such, the Consultant waives any claim of rights to payment by the Company of Social Security Taxes, Income Tax Withholding, Worker's Compensation, Unemployment Compensation, or like benefits normally afforded employees of the Company and agrees that Consultant alone shall be responsible for paying said obligations.

                              SCHEDULE OF EXHIBITS
                              --------------------


EXHIBIT "A":               Form of Notice of Exercise and Investment
                           Representation Letter for Consultant and
                           Independent Contractor Non-Statutory Stock
                           Option Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"
                             2002 STOCK OPTION PLAN
                             PORTOLA PACKAGING, INC.
                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                      CONSULTANT NSO STOCK OPTION AGREEMENT

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT
                 -----------------------------------------------


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA 95112
Attention: Corporate Secretary

         Re:      Notice of Exercise of Stock Option
                  ----------------------------------

Ladies and Gentlemen:

         I hereby exercise, as of _________________, 20___ my stock option (granted ____________) to purchase _____________________ shares (the "Option
Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $_______________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         INVESTMENT REPRESENTATION STATEMENT.

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

Consultant and Independent Contractor Non-Statutory Stock Option Agreement Exhibit "A"
Page 2



         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS

Consultant and Independent Contractor Non-Statutory Stock Option Agreement Exhibit "A"
Page 3



         INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ______________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         8. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

                                    Signed:
                                             -----------------------------------

                                    Print Name:
                                               ---------------------------------

                                    Social Security No.:
                                                        ------------------------

                                    Address:
                                            ------------------------------------

                                    -------------------------------------------


                                    Dated:
                                           -----------------